UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2021

LOGIQ, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079

New York, New York 10004

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (808) 829-1057

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02	Unregistered Sales of Equity Securities

On September 1 and September 2, 2021, the aggregate amount of shares of the common stock sold by Logiq, Inc., a Delaware corporation (the “Company”), since August 16, 2021, the date of its last periodic report, in sales made without registration under the Securities Act of 1933, as amended (the “Securities Act”), was 1,655,042. Set forth below are the transactions in which the Company sold its common stock without registration under the Securities Act since August 16, 2021 as required to be disclosed under Item 3.02 of Form 8-K.

Conversion of Convertible Notes

As previously disclosed in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on November 16, 2020, from April to August 20, 2020, the Company entered into convertible promissory notes issued to various investors (the “2020 Notes”), whereby the Company borrowed $2,911,000. Proceeds received by the Company were in consideration for convertible promissory notes issued to the investors. The maturity date was July 20, 2021 and interest accrued at 10% per annum throughout the term of the 2020 Notes. The form of convertible promissory note was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on November 16, 2020.

As disclosed in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 16, 2021, with the exception of 2 convertible promissory notes issued amounting to principal of $30,000, the 2020 Notes were converted into shares of our common stock at $2.50 following the qualifying conversion date of July 17, 2021. On September 1, 2021, 1,169,652 shares of our common stock underlying the 2020 Notes were issued pursuant to this conversion.

The sale and issuance of the shares were required by the terms of the 2020 Notes and exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act and other applicable requirements were met. Neither the Company nor anyone acting on the Company’s behalf offered or sold these shares by any form of general solicitation or general advertising.

Issuance of Stock to Employees and Consultants

On September 2, 2021, the Company issued 485,390 shares of restricted stock to certain consultants and a former executive of the company pursuant to existing contractual obligations.

The sale and issuance of the shares were required by the terms of such contractual obligations and exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act and other applicable requirements were met. Neither the Company nor anyone acting on the Company’s behalf offered or sold these shares by any form of general solicitation or general advertising.

Item 8.01	Other Events

In addition to the unregistered sales of equity securities required to be disclosed under Item 3.02 of Form 8-K above, on September 2, 2021, the Company granted and issued a total of 1,242,187 shares of common stock under its 2020 Equity Incentive Plan to certain employees and consultants of the Company (the “ Stock Awards ”). All of the Stock Awards were issued pursuant to the Company’s Registration Statement on Form S-8 under the U.S. Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LOGIQ, INC.

Dated: September 7, 2021	By:	/s/ Brent Suen
Brent Suen
President and Executive Chairman